UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 13, 2019

CRAY INC.
(Exact name of registrant as specified in its charter)

Washington	0-26820	93-0962605
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Fifth Avenue, Suite 1000		98164
Seattle	WA
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (206) 701-2000
None
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CRAY	Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 8.01 Other Events
Cray Inc. (“Cray”, “we” or “us”) announced today that we entered into two agreements covering awards for Lawrence Livermore National Laboratory (“LLNL”) under the Department of Energy’s (“DOE”) “CORAL-2” program. The CORAL-2 program (which is a collaboration of Oak Ridge National Laboratory (“ORNL”), Argonne National Laboratory and Lawrence Livermore National Laboratory) relates to the joint effort to procure next-generation, exascale-class supercomputers for the referenced national laboratories under the DOE. The CORAL-2 program specifically seeks to fund non-recurring engineering (NRE) and centers of excellence (COE) related to, and fund the purchase of, exascale-class high-performance computer systems. Previously we announced we had entered into a fixed price Lease Agreement with UT-Battelle, LLC under which we will provide items including an exascale-class high performance computer system and services including system maintenance and analyst services as a subcontractor to UT-Battelle, LLC (the “ORNL Build Contract”). We will be delivering another system for this program for LLNL that is also based on Cray’s recently announced next-generation, exascale-class Cray Shasta platform and the Cray Slingshot interconnect fabric.
Non-Recurring Engineering and Center of Excellence
On April 8, 2019, we entered into a fixed price subcontract between Lawrence Livermore National Security, LLC (LLNS) and Cray to provide NRE and COE services to LLNL for the CORAL-2 program. Previously we announced we had entered into a fixed price subcontract between UT-Battelle, LLC and Cray to provide NRE and COE services to ORNL for the CORAL-2 program and related to the ORNL Build Contract. Together these NRE and COE contracts are referred to as the “NRE Contracts” and LLNL and ORNL together are referred to as the “Laboratories.”
For purposes of this project, NRE refers to work performed by Cray including design, development and testing of new products or product enhancements relating to the procurement of exascale-class systems for the Laboratories (often referred to as a development contract). The majority of the NRE is work that will benefit the exascale-class supercomputers at both of the Laboratories, and now that both Laboratories have awarded contracts to Cray they plan to share NRE costs between the two Laboratories (which means that, among other things, certain work that is covered by our NRE contract with ORNL will now benefit both Laboratories and vice versa). COE work consists of multiple milestones to support porting key applications to the Laboratories’ systems and improving the performance of customer applications on those systems. The total payments to Cray provided for under the NRE Contracts are approximately $130 million, which is subject to and conditioned upon incremental funding and any changes agreed to by the Laboratories and Cray as a result of changes to system configuration. This means that only an initial portion (approximately $30 million) of the planned work under the NRE Contracts is currently funded by the U.S. government, and the Laboratories must periodically seek to increase the funded amount and authorize additional work. Such additional funding may be dependent on successful completion of already-funded work. About $40 million of the NRE Contracts payments are currently expected to be used to fund development work at our technology partners. Payments for work under the NRE Contracts will be due following submission of an invoice for specific milestones and/or deliverables that have been completed. Work under the NRE Contracts is currently expected to be completed between 2019 and 2026 with much of such work completed between 2019 and 2021.
The NRE Contracts contains a class advance waiver on intellectual property for work performed by Cray. In general, the waiver allows Cray and any first-tier subcontractor of Cray to assert copyright to its works of authorship and to elect title to its subject inventions developed under the program. The patent waiver allows Cray to commercialize the outcome of the work performed under the NRE Contracts and pursue further sales of products developed or enhanced by Cray through such work. In order to maintain the patent waiver Cray is responsible for sharing 40% of the costs of project performance, which means for example that for work performed by Cray under the NRE Contracts that is expected to cost $1,000,000, Cray would receive $600,000 in payments. The work planned to be completed under the NRE Contracts is focused on development of and improvements to Cray’s next-generation Shasta system platform. As this program is subject to federal funding, Cray and the Laboratories have agreed to provisions allowing termination of the NRE Contracts for the convenience of the Laboratories. In the event of termination for convenience, Cray will be paid for certain work Cray performed and/or costs incurred prior to termination.
LLNL System Delivery
On July 3, 2019, we entered into a fixed price Subcontract with Lawrence Livermore National Security, LLC under which we will provide items including an exascale-class high performance computer system and services including system maintenance and analyst services (the “LLNL Build Contract”). The LLNL Build Contract consists of several system deliveries, culminating in a final system known as “El Capitan.” The total estimated price to Cray for performance of the LLNL Build Contract is approximately $523 million, inclusive of both products and services and which is subject to and conditioned upon incremental funding and adjustments as described below. This means that the entire contract value is not currently funded but is expected to be incrementally funded as performance progresses and LLNL receives ongoing funding from the U.S. government, with approximately $5 million of the contracted amount funded by the U.S government as of the signing of the LLNL Build Contract. The LLNL Build Contract also contains various options for LLNL to purchase additional products and services.
The systems to be delivered by us under the LLNL Build Contract includes Early Access Systems (EAS) and associated services, an Early Delivery System (EDS) and associated services, a Capacity Tier System (CTS) and associated services, an Intermediate Delivery System (IDS) and associated services and a final system and associated services. The EAS, valued at approximately $5 million with associated services, are planned for delivery by mid 2020 and will provide LLNL an opportunity for early evaluation of system architecture at a prototype level. Following completion of aspects of the NRE and COE activities and a prototype checkpoint, the LLNL Build Contract provides for a “Go/No-Go” decision point to determine whether or not LLNL wishes to proceed with the purchase of the EDS, CTS, IDS, and final system, with such “Go/No-Go” planned to occur in 2021, subject to change depending on factors such as program milestone progress and configuration changes. In the event a “No-Go” decision is made then LLNL reserves the option to wind down the program with no further deliveries by Cray, and this “unwind” option may be exercised by the parties within 15 days of a “No-Go.” If either of the parties exercises the “unwind” option, this would represent a cancellation of the program. In the event a “Go” decision is made, it is expected the parties will negotiate an updated system configuration and performance targets taking into account the outcome of the NRE efforts and projected state of technology at time of system delivery. Because of the “Go/No-Go” decision point, the value of the “El Capitan” system would not be included in Cray’s backlog until after a “Go” decision.
As the “Go/No-Go” decision and system deliveries will occur in the future we have negotiated a mechanism designed to minimize the financial risk of cost fluctuations in key system commodity components that currently include: Memory DIMMS (DDR5), High-Bandwidth Memory (HBM2e), solid state drives (SSD) and hard disk drives (HDD). The final price of the system and/or or the final configuration will be adjusted based on the ultimate prices of these components. Should the price of the risk-sharing components be less than the price assumed in the contract, the total price of the system will be less than the estimated system price above or the customer could decide to increase the size of the configuration. If the total price of the risk-shared components were to exceed the costs assumed in the contract, then the customer could decide to reduce the size of the system from the original configuration or increase the funds to be spent, or a combination of both, to accommodate the cost increase. Any changes to the final price of the system as a result of the risk-sharing provisions will be made dollar-for-dollar based on changes to the covered commodity component costs. The potential total impact of the risk-sharing adjustment could exceed $100 million.
The final system is planned for acceptance in March 2023. Although LLNL currently prefers to acquire the systems with direct funding the LLNL Build Contract contains an option for LLNL to utilize third party leasing services. Additionally, given the size of the final system, the subcontract is structured such that Cray will receive milestone payments based on completing discrete elements of each system delivery (such as, for example, completion of the EDS) and/or purchase of certain components during the build process. As a result, over $400 million may be subject to early payment in the roughly six months prior to final system acceptance to provide earlier cash flow for Cray. Each system is subject to acceptance tests as agreed to by Cray and LLNL. Cash payments may be due following completing discrete elements and “acceptance” of each system delivery even if revenue for such discrete element is not recognized by Cray at that time.
As the LLNL Build Contract is subject to federal funding, Cray has agreed with LLNL to certain termination rights for the convenience of LLNL. In the event of termination for convenience by LLNL, Cray will be paid a percentage of the price reflecting the percentage of the work performed prior to the notice of termination, plus any reasonable charges resulting from the termination which we are able to substantiate to the satisfaction of LLNL, such amounts not to exceed the total value of the subcontract. As the subcontract deals with delivery of cutting-edge technology LLNL has agreed, prior to pursuing any termination remedies, to engage in a review of the subcontract and system requirements and attempt renegotiation of the requirements and schedule.

Forward-Looking Statements
This current report on Form 8-K contains forward-looking statements that involve risks and uncertainties, as well as assumptions that, if they never materialize or prove incorrect, could cause our actual results to differ materially from those expressed or implied by such forward-looking statements. Forward-looking statements are based on our management’s beliefs and assumptions and on information currently available to them. In some cases you can identify forward-looking statements by terms such as “may,” “will,” “estimate,” and “targeted,” and similar expressions intended to identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, and examples of forward-looking statements include, without limitation, any statements of the plans, expectations, strategies and objectives for performance of the NRE Contracts and LLNL or ORNL Build Contract; any statements related to the timing of delivery or acceptance of products or systems covered under the LLNL or ORNL Build Contract, any statements related to Cray’s ability to deliver products, systems or services that meet LLNL’s or ORNL’s requirements; any statements concerning proposed or prototype products, technologies, systems or services; any statements regarding expected payments under the NRE Contracts or LLNL or ORNL Build Contract; any statements relating to the anticipated timing for achievement and payment of milestones under the NRE Contracts and LLNL or ORNL Build Contract; and any statements of belief and any statement of assumptions underlying any of the foregoing. These forward-looking statements are subject to the safe harbor created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Our actual results could differ materially from those anticipated in these forward-looking statements for many reasons, including, among others, the following: the risk that the products or systems ordered by LLNL or ORNL are not delivered when expected, do not perform as expected once delivered, or have technical issues that must be corrected before acceptance; the risk that the acceptance process for products or systems delivered to LLNL or ORNL are not completed, or acceptances from LLNL or ORNL are not received, when expected or at all; the risk that Cray is not able to successfully complete its planned product development efforts or to ship Shasta systems within the planned timeframe or at all; the risk that Shasta systems will not have the features, performance or components currently planned; the risk that processors planned for Cray Shasta systems, including those to be delivered to LLNL or ORNL, are not available when expected or with the performance or pricing expected; the risk that there are unforeseen delays in the completion of or payments for identified milestones under the NRE Contracts or the LLNL or ORNL Build Contract; the risk that work under these contracts is not funded by the U.S. government at the levels expected or when expected; the risk that LLNL or ORNL will decide on a “No-Go” for the LLNL or ORNL Build Contract and “unwind” the contract prior to completion; the risk that the value of the LLNL or ORNL contracts or economics to Cray under these contracts decrease as a result of changes agreed upon as part of a “Go” decision or as otherwise required by LLNL or ORNL; the risk that the commodity component “risk sharing” provisions result in a decrease in the contract value or economics to Cray due to changes in commodity component prices; and the other risks described in the “Risk Factors” section of our most recent annual report on Form 10-K and our most recent quarterly report on Form 10-Q and other sections of such reports and our other filings with the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this report. You should read this report completely and with the understanding that our actual future results may be materially different from what we expect. We assume no obligation to update these forward-looking statements, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: August 13, 2019

Cray Inc.

By:	/s/ MICHAEL C. PIRAINO
Michael C. Piraino Senior Vice President Administration, General Counsel and Corporate Secretary